UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Fundamental Growth
Fund, Inc.


Annual Report
August 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After three sub par years for equity markets, we finally saw hopeful signs for a sustained economic recovery and an accompanying market upturn.

The most significant development through the end of August was the conclusion of all-out war in Iraq. As combat gave way to restructuring, oil prices dropped. At the same time, credit spreads tightened and the spring brought some of the most promising months for equities since last October. Many companies began to show improving earnings, and consumer confidence strengthened. Although oil prices have since returned to higher levels, economic recovery remains a high priority for the President, Congress and the Federal Reserve Board--all of whom have taken steps aimed at reviving the economy and drawing investors back to the markets.

The events and efforts of the past several months appear to have made an impression on investors and the markets. The S&P 500 Index, which was in negative territory for the six-month period ended February 28, 2003, returned +20.88% in the six months that followed. Nasdaq posted a modest positive return for the six months ended February 28, 2003, but returned a meaningful +35.36% in the six months ended August 31, 2003.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



We are pleased to present to you the management team of

Merrill Lynch Fundamental Growth Fund, Inc.


Larry Fuller
Senior Portfolio Manager

Senior Portfolio Manager Larry Fuller joined Merrill Lynch Investment Managers in 1992 and heads the Merrill Lynch Fundamental Growth Fund team. He received a bachelor's degree from Bates College and an MBA from Columbia University. His professional affiliations include the New York Society of Security Analysts and the American Finance Association. In addition to Mr. Fuller, the team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf. Mr. Burke received a bachelor's degree from Pace University and is a CFA R charterholder. He is also a member of the New York Society of Security Analysts and the Association For Investment Management and Research. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University. The team has a combined 66 years of investment experience.



Table of Contents

A Letter From the President                          2
A Discussion With Your Fund's Portfolio Manager      4
Performance Data                                     6
Portfolio Information                               11
Schedule of Investments                             12
Financial Information                               15
Financial Highlights                                18
Notes to Financial Statements                       23
Independent Auditor's Report                        28
Officers and Directors                              29



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Manager


Fund performance benefited later in the fiscal year as we shifted our focus toward companies with modestly smaller stock market capitalizations within our large cap universe.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the fiscal year ended August 31, 2003, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +9.24%, +8.40%, +8.35% and +9.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-10 of this report to shareholders.) For the same period, the Fund's unmanaged benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index, had respective returns of +12.07% and +10.09% while the Fund's peer group of Lipper Large-Cap Growth Funds had an average return of +12.36%.

The Fund's relative underperformance during the period was largely attributed to its exposure to hospital management companies, which came under scrutiny after Medicare announced investigations into possible reimbursement fraud. The largest detractor from Fund performance was Tenet Healthcare Corp., which also was the subject of a Federal probe. We liquidated our investment exposure to hospital management companies in May 2003 after research showed the industry was facing a fundamental business problem prompted by renewed and expanding competition from non-profit hospitals for the first time in more than 20 years.

While the stock market rallied in October 2002 and again beginning in March 2003, the rallies were led by higher-beta, smaller-capitalization stocks. This dynamic was evident in the performance comparisons during the fiscal year. The Fund focuses on the highest-quality and largest-capitalization growth stocks in its benchmark indexes. As a group, these companies provided lower total investment returns during the period than the lower-quality, smaller-capitalization growth stocks in the indexes.


What changes were made to the portfolio during the period?

In late March 2003, we conducted a forward-looking analysis of the business fundamentals of many of the largest-capitalization companies in the portfolio. Based on our analysis, we began to move the portfolio toward companies with smaller average stock market capitalizations because we believed these companies could offer greater growth potential. The Fund's average weighted market capitalization on August 31, 2003 was approximately $50 billion, down from almost $80 billion at the beginning of the fiscal year. Of course, we continued to focus on high quality in terms of management, financials and caliber of products and/or services as well as on the individual companies' prospects for above-average earnings growth and investment returns.

In implementing this shift in strategy, we added several new stocks to the portfolio. These included: International Game Technology, InterActiveCorp, eBay Inc., Ross Stores Inc., Tiffany & Co., PETsMART, Inc., Coach, Inc., Nike, Inc., SUPERVALU Inc., Devon Energy Corporation, Citigroup Inc., Gilead Sciences, Inc., DENTSPLY International Inc., Anthem Inc., UnitedHealth Group Incorporated, Wellpoint Health Networks Inc., Forest Laboratories, Inc., Hewitt Associates, Inc., General Electric Company, ITT Industries, Inc., Affiliated Computer Associates, Inc., Altera Corporation, Xilinx, Inc., Citrix Systems Inc., Mercury Interactive Corporation and Nortel Networks Corporation.

Many of the additions contributed positively to the Fund's absolute performance as well as to its relative performance versus its benchmarks and peer group. In fact, for the six-month period ended August 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +21.45%, +20.93%, +20.99% and +21.57%, respectively, outperforming the +20.88% return of the S&P 500 Index and the +17.96% return of the S&P 500 Barra Growth Index and performing in line with the +21.28% average return of the Lipper Large-Cap Growth Funds.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



We eliminated several mega cap growth stocks from the portfolio, including Wal-Mart Stores, Inc., Microsoft Corporation and International Business Machines Corporation (IBM). We sold our position in IBM when the U.S. Securities and Exchange Commission announced a formal investigation of the company's reported earnings for the years 2000 and 2001. We eliminated our position in Microsoft after CEO Steven Ballmer sold more than $1 billion of his personal stock and announced that the company's business outlook for both the short term and intermediate term was not favorable.


How would you characterize the portfolio's position at the close of the period?

The portfolio is structured to benefit from an anticipated improvement in the real rate of growth in consumer spending and expectations of more robust growth in corporate and small business capital spending. We believe that increased Federal spending, which is geared toward homeland security and Defense Department supplies, could continue at elevated levels as the post-war rebuilding effort in Iraq requires more U.S. involvement than initially anticipated.

The portfolio is most overweight relative to its benchmarks in the consumer discretionary sector, where we are focused on stocks in specialty retailing, restaurants, media and Internet retailers.



Lawrence R. Fuller
Vice President and Portfolio Manager


September 11, 2003



Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (continued)


Recent Performance Results

                                                                                            Ten-Year/
                                                         6-Month          12-Month       Since Inception
As of August 31, 2003                                  Total Return     Total Return       Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*          +21.45%          + 9.24%           +138.78%
ML Fundamental Growth Fund, Inc. Class B Shares*          +20.93           + 8.40            +121.03
ML Fundamental Growth Fund, Inc. Class C Shares*          +20.99           + 8.35            +120.72
ML Fundamental Growth Fund, Inc. Class I Shares*          +21.57           + 9.54            +142.18
ML Fundamental Growth Fund, Inc. Class R Shares*          +21.83             --              + 15.00
Standard & Poor's 500 Index**                             +20.88           +12.07     +161.30/+152.51/+12.26
Standard & Poor's Barra Growth Index***                   +17.96           +10.09     +169.15/+149.86/+10.95

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception dates are ten years for Class A &
Class C Shares, from 10/21/94 for Class B & Class I Shares, and from
1/03/03 for Class R Shares.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.

***This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total returns are for ten years, from 10/31/94 and from 1/03/03, respectively.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class A Shares*

Date                              Value

August 1993                     $ 9,475.00
August 1994                     $ 9,647.00
August 1995                     $11,495.00
August 1996                     $13,644.00
August 1997                     $18,953.00
August 1998                     $20,104.00
August 1999                     $28,281.00
August 2000                     $41,479.00
August 2001                     $26,180.00
August 2002                     $20,710.00
August 2003                     $22,625.00


ML Fundamental Growth Fund, Inc.++
Class C Shares*

Date                              Value

August 1993                     $10,000.00
August 1994                     $10,101.00
August 1995                     $11,947.00
August 1996                     $14,059.00
August 1997                     $19,388.00
August 1998                     $20,394.00
August 1999                     $28,480.00
August 2000                     $41,448.00
August 2001                     $25,965.00
August 2002                     $20,372.00
August 2003                     $22,072.00


Standard & Poor's 500 Index++++

Date                              Value

August 1993                     $10,000.00
August 1994                     $10,547.00
August 1995                     $12,809.00
August 1996                     $15,208.00
August 1997                     $21,390.00
August 1998                     $23,121.00
August 1999                     $32,329.00
August 2000                     $37,605.00
August 2001                     $28,433.00
August 2002                     $23,317.00
August 2003                     $26,130.00


Standard & Poor's 500/Barra Growth Index++++++

Date                              Value

August 1993                     $10,000.00
August 1994                     $10,679.00
August 1995                     $13,209.00
August 1996                     $15,822.00
August 1997                     $22,777.00
August 1998                     $26,512.00
August 1999                     $38,379.00
August 2000                     $46,841.00
August 2001                     $29,131.00
August 2002                     $24,444.00
August 2003                     $26,910.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past performance is not predictive of future performance.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/03                     +9.24%         +3.51%
Five Years Ended 8/31/03                   +2.39          +1.29
Ten Years Ended 8/31/03                    +9.09          +8.51

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 8/31/03                     +8.35%         +7.35%
Five Years Ended 8/31/03                   +1.59          +1.59
Ten Years Ended 8/31/03                    +8.24          +8.24

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class B Shares*

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,960.00
August 1996                     $14,074.00
August 1997                     $19,414.00
August 1998                     $20,426.00
August 1999                     $28,511.00
August 2000                     $41,497.00
August 2001                     $25,992.00
August 2002                     $20,390.00
August 2003                     $22,103.00


ML Fundamental Growth Fund, Inc.++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
August 1995                     $11,422.00
August 1996                     $13,594.00
August 1997                     $18,928.00
August 1998                     $20,135.00
August 1999                     $28,405.00
August 2000                     $41,757.00
August 2001                     $26,428.00
August 2002                     $20,949.00
August 2003                     $22,947.00


Standard & Poor's 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $12,378.00
August 1996                     $14,696.00
August 1997                     $20,670.00
August 1998                     $22,343.00
August 1999                     $31,241.00
August 2000                     $36,340.00
August 2001                     $27,477.00
August 2002                     $22,533.00
August 2003                     $25,251.00


Standard & Poor's 500/Barra Growth Index++++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $12,263.00
August 1996                     $14,689.00
August 1997                     $21,146.00
August 1998                     $24,614.00
August 1999                     $35,631.00
August 2000                     $43,487.00
August 2001                     $27,045.00
August 2002                     $22,693.00
August 2003                     $24,983.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. The starting date for the Index in the Class B & Class I Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Average Annual Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 8/31/03                     +8.40%         +4.40%
Five Years Ended 8/31/03                   +1.59          +1.25
Inception (10/21/94) through 8/31/03       +9.36          +9.36

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/03                    + 9.54%         +3.79%
Five Years Ended 8/31/03                  + 2.65          +1.55
Inception (10/21/94) through 8/31/03      +10.50          +9.83

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,500.00


Standard & Poor's 500 Index++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,226.00


Standard & Poor's 500/Barra Growth Index++++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,095.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past performance is not predictive of future performance.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 8/31/03                      +15.00%



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Portfolio Information (unaudited)


As of August 31, 2003


                                        Percent of
Ten Largest Holdings                    Net Assets

Intel Corporation                           5.8%
General Electric Company                    5.0
Cisco Systems, Inc.                         3.9
3M Co.                                      3.1
Lowe's Companies, Inc.                      2.7
Medtronic, Inc.                             2.1
Citigroup Inc.                              2.1
Amgen Inc.                                  2.0
United Parcel Service, Inc. (Class B)       1.9
YUM! Brands, Inc.                           1.9



                                        Percent of
Geographic Allocation                  Net Assets++

United States                              91.4%
Canada                                      1.9
Switzerland                                 1.5
Japan                                       1.0

++Total may not equal 100%.


                                        Percent of
Five Largest Industries*                Net Assets

Specialty Retail                           12.1%
Health Care Equipment & Supplies            8.3
Semiconductors & Semiconductor Equipment    8.3
Industrial Conglomerates                    8.1
Hotels, Restaurants & Leisure               6.3

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments

                                                                                                                 Percent of
Industries*                   Shares Held    Common Stocks                                             Value     Net Assets
Aerospace & Defense               935,300    General Dynamics Corporation                          $    80,538,683     1.6%

Air Freight & Logistics         1,556,200    United Parcel Service, Inc. (Class B)                      97,667,112     1.9

Beverages                         913,700    Anheuser-Busch Companies, Inc.                             47,092,098     0.9

Biotechnology                   1,581,500    ++Amgen Inc.                                              104,220,850     2.0
                                1,192,300    ++Gilead Sciences, Inc.                                    79,526,410     1.6
                                                                                                   ---------------   ------
                                                                                                       183,747,260     3.6

Capital Markets                 1,162,000    Northern Trust Corporation                                 49,082,880     1.0
                                1,221,100    State Street Corporation                                   53,667,345     1.1
                                1,983,100    T. Rowe Price Group Inc.                                   84,281,750     1.6
                                                                                                   ---------------   ------
                                                                                                       187,031,975     3.7

Chemicals                       2,640,400    Ecolab Inc.                                                68,095,916     1.3

Commercial Services               958,600    ++Apollo Group, Inc. (Class A)                             61,417,502     1.2
& Supplies                      1,328,000    ++Career Education Corporation                             59,932,640     1.2
                                  597,700    ++Hewitt Associates, Inc. (Class A)                        14,912,615     0.3
                                                                                                   ---------------   ------
                                                                                                       136,262,757     2.7

Communications                 10,453,308    ++Cisco Systems, Inc.                                     200,180,848     3.9
Equipment                      16,649,000    ++Nortel Networks Corporation                              54,109,250     1.1
                                                                                                   ---------------   ------
                                                                                                       254,290,098     5.0

Computers & Peripherals         2,136,400    Hewlett-Packard Company                                    42,557,088     0.8
                                1,100,800    ++SanDisk Corporation                                      66,554,368     1.3
                                                                                                   ---------------   ------
                                                                                                       109,111,456     2.1

Containers & Packaging            953,400    Ball Corporation                                           50,339,520     1.0

Diversified Financial           2,424,300    Citigroup Inc.                                            105,093,405     2.1
Services

Energy Equipment                1,257,300    ++BJ Services Company                                      46,985,301     0.9
& Service                       1,632,900    Baker Hughes Incorporated                                  54,636,834     1.1
                                                                                                   ---------------   ------
                                                                                                       101,622,135     2.0

Food Products                   2,854,500    Archer-Daniels-Midland Company                             39,591,915     0.8

Food & Staples                  2,100,000    SUPERVALU Inc.                                             50,610,000     1.0
Retailing                       1,662,100    SYSCO Corporation                                          52,289,666     1.0
                                                                                                   ---------------   ------
                                                                                                       102,899,666     2.0

Health Care Equipment           1,504,300    Alcon, Inc.                                                78,599,675     1.6
& Supplies                      1,428,100    ++Boston Scientific Corporation                            85,828,810     1.7
                                1,100,000    DENTSPLY International Inc.                                48,125,000     0.9
                                2,175,100    Medtronic, Inc.                                           107,841,458     2.1
                                  680,300    Stryker Corporation                                        51,566,740     1.0
                                  943,200    ++Varian Medical Systems, Inc.                             52,677,720     1.0
                                                                                                   ---------------   ------
                                                                                                       424,639,403     8.3

Health Care Providers             733,300    ++Anthem, Inc.                                             53,677,560     1.0
& Services                      1,225,000    UnitedHealth Group Incorporated                            60,551,750     1.2
                                  760,300    ++WellPoint Health Networks Inc.                           59,303,400     1.2
                                                                                                   ---------------   ------
                                                                                                       173,532,710     3.4

Hotels, Restaurants             1,406,500    ++Brinker International, Inc.                              48,102,300     1.0
& Leisure                       2,665,600    International Game Technology                              68,879,104     1.3
                                1,195,300    ++Krispy Kreme Doughnuts, Inc.                             52,748,589     1.0
                                2,036,700    ++Starbucks Corporation                                    57,923,748     1.1
                                3,204,400    ++YUM! Brands, Inc.                                        95,010,460     1.9
                                                                                                   ---------------   ------
                                                                                                       322,664,201     6.3



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments (continued)

                                                                                                                 Percent of
Industries*                   Shares Held    Common Stocks                                             Value     Net Assets
IT Services                     1,130,400    ++Affiliated Computer Services, Inc. (Class A)        $    56,079,144     1.1%
                                1,267,100    First Data Corporation                                     48,656,640     0.9
                                1,700,000    Paychex, Inc.                                              61,200,000     1.2
                                                                                                   ---------------   ------
                                                                                                       165,935,784     3.2

Industrial Conglomerates        1,134,700    3M Co.                                                    161,660,709     3.1
                                8,614,400    General Electric Company                                  254,727,808     5.0
                                                                                                   ---------------   ------
                                                                                                       416,388,517     8.1

Internet & Catalog              1,415,600    ++eBay Inc.                                                78,608,268     1.5
Retail                          1,410,900    ++InterActiveCorp                                          52,217,409     1.0
                                                                                                   ---------------   ------
                                                                                                       130,825,677     2.5

Machinery                         797,900    ITT Industries, Inc.                                       51,927,332     1.0

Media                           1,915,700    ++Fox Entertainment Group, Inc. (Class A)                  60,497,806     1.2
                                3,010,900    Rogers Communications, Inc. 'B'                            42,998,904     0.8
                                                                                                   ---------------   ------
                                                                                                       103,496,710     2.0

Office Electronics              1,000,000    Canon, Inc.                                                48,080,219     0.9

Oil & Gas                         939,300    Devon Energy Corporation                                   48,608,775     0.9
                                2,143,300    ++TransMontaigne Inc. (a)                                  12,752,635     0.3
                                                                                                   ---------------   ------
                                                                                                        61,361,410     1.2

Pharmaceuticals                   913,100    ++Forest Laboratories, Inc.                                42,915,700     0.8
Semiconductors                  3,026,500    ++Altera Corporation                                       67,914,660     1.4
& Semiconductor                10,433,260    Intel Corporation                                         298,599,901     5.8
Equipment                       1,846,900    ++Xilinx, Inc.                                             56,958,396     1.1
                                                                                                   ---------------   ------
                                                                                                       423,472,957     8.3

Software                        2,548,800    ++Citrix Systems, Inc.                                     52,479,792     1.0
                                  600,100    ++Electronic Arts Inc.                                     53,858,975     1.0
                                1,245,000    ++Mercury Interactive Corporation                          54,643,050     1.1
                                1,116,200    ++Symantec Corporation                                     64,103,366     1.3
                                                                                                   ---------------   ------
                                                                                                       225,085,183     4.4

Specialty Retail                  700,500    ++AutoZone, Inc.                                           64,305,900     1.2
                                1,593,400    ++Bed, Bath & Beyond Inc.                                  68,564,002     1.3
                                2,519,400    Lowe's Companies, Inc.                                    138,214,284     2.7
                                3,360,700    ++PETsMART, Inc.                                           80,387,944     1.6
                                  646,400    ++Rent A Center Inc.                                       51,951,168     1.0
                                1,212,700    Ross Stores, Inc.                                          61,095,826     1.2
                                2,979,400    The TJX Companies, Inc.                                    64,533,804     1.3
                                2,361,300    Tiffany & Co.                                              91,901,796     1.8
                                                                                                   ---------------   ------
                                                                                                       620,954,724    12.1

Textiles, Apparel               1,410,300    ++Coach, Inc.                                              81,853,812     1.6
& Luxury Goods                    850,000     Nike, Inc. (Class B)                                      48,433,000     0.9
                                                                                                   ---------------   ------
                                                                                                       130,286,812     2.5

                                             Total Common Stocks
                                             (Cost--$4,333,453,047)                                  4,904,951,335    95.7



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments (concluded)

                     Beneficial Interest/                                                                        Percent of
                              Shares Held    Short-Term Securities                                     Value     Net Assets
                             $211,074,968    Merrill Lynch Liquidity Series, LLC Cash
                                             Sweep Series I (b)                                    $   211,074,968     4.1%
                             $758,088,689    Merrill Lynch Liquidity Series, LLC Money
                                             Market Series (b)(c)                                      758,088,689    14.8
                              505,392,459    Merrill Lynch Premier Institutional Fund (b)(c)           505,392,459     9.9

                                             Total Short-Term Securities
                                             (Cost--$1,474,556,116)                                  1,474,556,116    28.8

Total Investments (Cost--$5,808,009,163)                                                             6,379,507,451   124.5
Liabilities in Excess of Other Assets                                                              (1,256,239,432)   (24.5)
                                                                                                   ---------------   ------
Net Assets                                                                                         $ 5,123,268,019   100.0%
                                                                                                   ---------------   ------

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

++Non-income producing security.

(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                         Net Share     Purchase                    Realized     Dividend
Affiliate                 Activity       Cost      Sales Cost        Loss        Income
TransMontaigne Inc.      (773,900)        --      $(4,256,450)    $(311,544)       ++

++Non-income producing security.

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                              Dividend/
                                                               Net             Interest
Affiliate                                                    Activity           Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $ 211,074,968     $1,878,538
Merrill Lynch Liquidity Series, LLC Money Market Series     $  43,610,594     $  571,786
Merrill Lynch Premier Institutional Fund                    (522,758,946)     $  492,696

(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Statement of Assets and Liabilities
As of August 31, 2003
Assets

               Investments, at value (including securities loaned of $1,212,986,506)
               (identified cost--$5,808,009,163)                                                            $ 6,379,507,451
               Foreign cash (cost--$77,001)                                                                          76,596
               Receivables:
                 Securities sold                                                          $    96,116,488
                 Capital shares sold                                                            4,132,676
                 Dividends                                                                      2,377,394
                 Interest                                                                         141,907
                 Securities lending--net                                                          103,520       102,871,985
                                                                                          ---------------
               Prepaid registration fees                                                                            122,184
                                                                                                            ---------------
               Total assets                                                                                   6,482,578,216
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                      1,263,481,148
               Payables:
                 Securities purchased                                                          79,493,626
                 Capital shares redeemed                                                        9,565,581
                 Investment adviser                                                             2,323,037
                 Other affiliates                                                               2,088,318
                 Distributor                                                                    2,058,353        95,528,915
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               300,134
                                                                                                            ---------------
               Total liabilities                                                                              1,359,310,197
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 5,123,268,019
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of capital stock, $.10 par value, 300,000,000
               shares authorized                                                                            $    10,375,764
               Class B Shares of capital stock, $.10 par value, 500,000,000
               shares  authorized                                                                                12,204,094
               Class C Shares of capital stock, $.10 par value, 300,000,000
               shares authorized                                                                                  4,377,626
               Class I Shares of capital stock, $.10 par value, 150,000,000
               shares authorized                                                                                  8,472,612
               Class R Shares of capital stock, $.10 par value, 500,000,000
               shares authorized                                                                                        102
               Paid-in capital in excess of par                                                               7,606,457,993
               Accumulated investment loss--net                                           $      (18,760)
               Accumulated realized capital losses on investments and foreign
               currency transactions--net                                                 (3,089,793,810)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                              571,192,398
                                                                                          ---------------
               Total accumulated losses--net                                                                (2,518,620,172)
                                                                                                            ---------------
               Net assets                                                                                   $ 5,123,268,019
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $1,544,751,270 and 103,757,635 shares
               outstanding                                                                                  $         14.89
                                                                                                            ===============
               Class B--Based on net assets of $1,685,904,341 and 122,040,936 shares
               outstanding                                                                                  $         13.81
                                                                                                            ===============
               Class C--Based on net assets of $608,175,630 and 43,776,263 shares
               outstanding                                                                                  $         13.89
                                                                                                            ===============
               Class I--Based on net assets of $1,284,422,576 and 84,726,123 shares
               outstanding                                                                                  $         15.16
                                                                                                            ===============
               Class R--Based on net assets of $14,202 and 1,018 shares outstanding                         $         13.95
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Statement of Operations
For the Year Ended August 31, 2003
Investment Income

               Dividends (net of $223,896 foreign withholding tax)                                          $    38,227,144
               Interest                                                                                           2,640,410
               Securities lending--net                                                                            1,064,482
                                                                                                            ---------------
               Total income                                                                                      41,932,036
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $    28,832,304
               Account maintenance and distribution fees--Class B                              16,052,365
               Account maintenance and distribution fees--Class C                               5,596,869
               Transfer agent fees--Class B                                                     4,898,478
               Transfer agent fees--Class A                                                     3,601,383
               Account maintenance fees--Class A                                                3,395,978
               Transfer agent fees--Class I                                                     3,122,345
               Transfer agent fees--Class C                                                     1,769,296
               Professional fees                                                                  762,018
               Accounting services                                                                755,730
               Printing and shareholder reports                                                   284,763
               Custodian fees                                                                     212,401
               Registration fees                                                                  176,782
               Directors' fees and expenses                                                       154,550
               Pricing fees                                                                        84,754
               Other                                                                              152,191
                                                                                          ---------------
               Total expenses                                                                                    69,852,207
                                                                                                            ---------------
               Investment loss--net                                                                            (27,920,171)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized lossfrom:
                 Investments--net                                                         (1,149,839,083)
                 Foreign currency transactions--net                                             (200,877)   (1,150,039,960)
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                 Investments--net                                                           1,589,300,830
                 Foreign currency transactions--net                                             (315,266)     1,588,985,564
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign
               currency transactions--net                                                                       438,945,604
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   411,025,433
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment loss--net                                                       $  (27,920,171)   $  (38,864,498)
               Realized loss on investments and foreign currency transactions--net        (1,150,039,960)     (929,479,009)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                           1,588,985,564     (429,942,276)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                411,025,433   (1,398,285,783)
                                                                                          ---------------   ---------------

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions               (243,007,990)     1,189,916,446
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        168,017,443     (208,369,337)
               Beginning of year                                                            4,955,250,576     5,163,619,913
                                                                                          ---------------   ---------------
               End of year*                                                               $ 5,123,268,019   $ 4,955,250,576
                                                                                          ===============   ===============
                 *Accumulated investment loss--net                                        $      (18,760)   $     (107,098)
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights

The following per share data and ratios have been derived                              Class A++++
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    13.63   $    17.23   $    29.63   $    21.77   $    16.06
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net++                    (.04)        (.05)          .03        (.04)          .08
                 Realized and unrealized gain (loss)
                 on investments and foreign currency
                 transactions--net                                 1.30       (3.55)      (10.52)         9.80         6.31
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.26       (3.60)      (10.49)         9.76         6.39
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                 Realized gain on investments--net                   --           --           --       (1.90)        (.68)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.91)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.91)       (1.90)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    14.89   $    13.63   $    17.23   $    29.63   $    21.77
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment Return*

               Based on net asset value per share                 9.24%     (20.89%)     (36.88%)       46.67%       40.67%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.18%        1.18%        1.04%        1.01%        1.05%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                     (.29%)       (.33%)         .14%       (.17%)         .36%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $1,544,751   $1,384,765   $1,296,787   $1,712,701   $  795,607
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               108.34%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Total Investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    12.74   $    16.24   $    28.06   $    20.75   $    15.39
                                                             ----------   ----------   ----------   ----------   ----------
                 Investment loss--net++                           (.13)        (.17)        (.13)        (.23)        (.08)
                 Realized and unrealized gain (loss)
                 on investments and foreign currency
                 transactions--net                                 1.20       (3.33)       (9.95)         9.32         6.05
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.07       (3.50)      (10.08)         9.09         5.97
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                 Realized gain on investments--net                   --           --           --       (1.78)        (.61)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.74)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.74)       (1.78)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    13.81   $    12.74   $    16.24   $    28.06   $    20.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 8.40%     (21.55%)     (37.36%)       45.55%       39.58%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.97%        1.96%        1.81%        1.77%        1.83%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.08%)      (1.10%)       (.62%)       (.92%)       (.41%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $1,685,904   $1,802,731   $2,299,511   $3,411,474   $2,000,535
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               108.34%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    12.82   $    16.34   $    28.26   $    20.88   $    15.45
                                                             ----------   ----------   ----------   ----------   ----------
                 Investment loss--net++                           (.14)        (.17)        (.13)        (.24)        (.09)
                 Realized and unrealized gain (loss)
                 on investments and foreign currency
                 transactions--net                                 1.21       (3.35)      (10.01)         9.39         6.10
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.07       (3.52)      (10.14)         9.15         6.01
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                 Realized gain on investments--net                   --           --           --       (1.77)        (.58)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.78)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.78)       (1.77)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    13.89   $    12.82   $    16.34   $    28.26   $    20.88
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 8.35%     (21.54%)     (37.35%)       45.53%       39.65%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.98%        1.97%        1.83%        1.78%        1.83%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.09%)      (1.11%)       (.66%)       (.93%)       (.43%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  608,176   $  596,871  $   616,400   $  627,021   $  307,988
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               108.34%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                              Class I++++
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    13.84   $    17.46   $    29.98   $    21.99   $    16.19
                                                             ----------   ----------   ----------   ----------   ----------
                  Investment income (loss)--net++                 (.01)        (.02)          .08          .02          .13
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.33       (3.60)      (10.64)         9.91         6.37
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.32       (3.62)      (10.56)         9.93         6.50
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                  Realized gain on investments--net                  --           --           --       (1.94)        (.70)
                  In excess of realized gain on
                  investments--net                                   --           --       (1.96)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.96)       (1.94)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.16   $    13.84   $    17.46   $    29.98   $    21.99
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 9.54%     (20.73%)     (36.71%)       47.01%       41.08%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .93%         .94%         .80%         .76%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                     (.04%)       (.09%)         .35%         .09%         .60%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $1,284,423   $1,170,884   $  950,922   $  882,072   $  472,464
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               108.34%       92.35%      149.86%       98.71%       52.72%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (concluded)
                                                                                                               Class R

The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                    January 3, 2003++
                                                                                                            to August 31,
Increase (Decrease) in Net Asset Value:                                                                          2003
Per Share Operating Performance

               Net asset value, beginning of period                                                              $    12.13
                                                                                                                 ----------
               Investment loss--net++++                                                                               (.02)
               Realized and unrealized gain on investments and foreign currency transactions--net                      1.84
                                                                                                                 ----------
               Total from investment operations                                                                        1.82
                                                                                                                 ----------
               Net asset value, end of period                                                                    $    13.95
                                                                                                                 ==========

Total Investment Return**

               Based on net asset value per share                                                                 15.00%+++
                                                                                                                 ==========

Ratios to Average Net Assets

               Expenses                                                                                              1.42%*
                                                                                                                 ==========
               Investment loss--net                                                                                 (.53%)*
                                                                                                                 ==========

Supplemental Data

               Net assets, end of period (in thousands)                                                          $       14
                                                                                                                 ==========
               Portfolio turnover                                                                                   108.34%
                                                                                                                 ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $28,209,386 have been reclassified between paid-in capital in excess of par and accumulated investment loss and $200,877 has been reclassified between accumulated investment loss and accumulated realized capital loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account
                      Maintenance       Distribution
                              Fee                Fee

Class A                      .25%                 --
Class B                      .25%               .75%
Class C                      .25%               .75%
Class R                      .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                             FAMD             MLPF&S

Class A                   $19,814           $297,503
Class I                   $ 1,842           $ 16,900



For the year ended August 31, 2003, MLPF&S received contingent deferred sales charges of $1,972,141 and $154,399 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $604 relating to transactions subject to front-end sales charge waivers in Class A Shares.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2003, the Fund lent securities with a value of $138,567,746 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2003, MLIM, LLC received $404,086in securities lending agent fees.

In addition, MLPF&S received $2,289,714 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2003, the Fund reimbursed MLIM
$102,353 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $4,959,913,671 and $5,352,816,824, respectively.

Net realized gains (losses) for the year ended August 31, 2003 and net unrealized gains (losses) as of August 31, 2003 were as follows:


                                          Realized           Unrealized
                                    Gains (Losses)       Gains (Losses)

Long-term investments            $ (1,149,870,568)    $     571,498,288
Short-term investments                      31,485                   --
Foreign currency transactions            (200,877)            (305,890)
                                 -----------------    -----------------
Total                            $ (1,150,039,960)    $     571,192,398
                                 =================    =================


As of August 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $543,418,493, of which $602,740,576 related to appreciated securities and $59,322,083 related to depreciated securities. At August 31, 2003, the aggregate cost of investments for Federal income tax purposes was $5,836,088,958.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(243,007,990) and $1,189,916,446 for the years ended August 31, 2003 and August 31, 2002, respectively.

Transactions in capital shares for each class was as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2003++                     Shares               Amount

Shares sold                             22,425,385      $   293,619,876
Automatic conversion of shares           7,486,562           98,927,166
                                   ---------------      ---------------
Total issued                            29,911,947          392,547,042
Shares redeemed                       (27,769,903)        (363,118,102)
                                   ---------------      ---------------
Net increase                             2,142,044      $    29,428,940
                                   ===============      ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                      Dollar
Ended August 31, 2002++                     Shares               Amount

Shares sold                             23,587,473      $   385,998,425
Automatic conversion of shares          10,735,327          177,848,673
Shares issued resulting from
   reorganization                       20,927,326          364,424,777
                                   ---------------      ---------------
Total issued                            55,250,126          928,271,875
Shares redeemed                       (28,888,207)        (464,852,018)
                                   ---------------      ---------------
Net increase                            26,361,919      $   463,419,857
                                   ===============      ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                      Dollar
Ended August 31, 2003                       Shares               Amount

Shares sold                             24,939,568      $   305,264,542
Automatic conversion of shares         (8,035,783)         (98,927,166)
Shares redeemed                       (36,313,880)        (443,021,423)
                                   ---------------      ---------------
Net decrease                          (19,410,095)      $ (236,684,047)
                                   ===============      ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2002                       Shares               Amount

Shares sold                             30,347,369      $   469,938,109
Shares issued resulting from
   reorganization                       28,546,496          467,486,105
                                   ---------------      ---------------
Total issued                            58,893,865          937,424,214
Automatic conversion of shares        (11,431,398)        (177,848,673)
Shares redeemed                       (47,590,133)        (720,768,369)
                                   ---------------      ---------------
Net increase (decrease)                  (127,666)      $    38,807,172
                                   ===============      ===============



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended August 31, 2003                       Shares               Amount

Shares sold                              8,966,905      $   110,844,522
Shares redeemed                       (11,753,799)        (144,506,299)
                                   ---------------      ---------------
Net decrease                           (2,786,894)      $  (33,661,777)
                                   ===============      ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2002                       Shares               Amount

Shares sold                             18,368,346      $   288,911,732
Shares issued resulting from
   reorganization                        2,529,131           41,661,129
                                   ---------------      ---------------
Total issued                            20,897,477          330,572,861
Shares redeemed                       (12,062,719)        (181,589,481)
                                   ---------------      ---------------
Net increase                             8,834,758      $   148,983,380
                                   ===============      ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2003++                     Shares               Amount

Shares sold                             29,848,049      $   397,428,942
Shares redeemed                       (29,714,104)        (399,533,672)
                                   ---------------      ---------------
Net increase (decrease)                    133,945      $   (2,104,730)
                                   ===============      ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                      Dollar
Ended August 31, 2002++                     Shares               Amount

Shares sold                             34,717,222      $   583,277,596
Shares issued resulting from
   reorganization                       19,487,126          344,060,907
                                   ---------------      ---------------
Total issued                            54,204,348          927,338,503
Shares redeemed                       (24,076,905)        (388,632,466)
                                   ---------------      ---------------
Net increase                            30,127,443      $   538,706,037
                                   ===============      ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Period January 3, 2003++                                         Dollar
to August 31, 2003                          Shares               Amount

Shares sold                                  1,018      $        13,624
                                   ---------------      ---------------
Net increase                                 1,018      $        13,624
                                   ===============      ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended August 31, 2003.


6. Commitments:
At August 31, 2003, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase a foreign currency with an approximate value of $48,130,000.


7. Distributions to Shareholders:
As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $             --
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (2,464,226,725)*
Unrealized losses--net                                   (54,393,447)**
                                                       ----------------
Total accumulated losses--net                          $(2,518,620,172)
                                                       ================

*On August 31, 2003, the Fund had a net capital loss carryforward of $2,464,226,725, of which $98,873,827 expires in 2008, $99,588,881 expires in 2009, $970,361,937 expires in 2010 and $1,295,402,080 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October currency and capital losses for tax purposes.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
October 22, 2003



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Interested Director

Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       122 Funds       None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1992 to   Funds since 1999; Chairman (Americas Region)
Age: 62                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha      Director     2002 to   Director, The China Business Group, Inc.      40 Funds        None
P.O. Box 9095                       present   since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman
NJ 08543-9095                                 Berkshire Holding Corporation since
Age: 59                                       1980; Partner, Squire & Dempsey from 1980
                                              to 1993.


Joe Grills             Director     1994 to   Member of the Committee of Investment of      40 Funds        Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    59 Portfolios   Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998 and Vice Chairman thereof
                                              since 2002; Director, Montpelier Foundation
                                              since 1998 and Vice Chairman thereof since
                                              2000; Member of the Investment Committee of
                                              the Woodberry Forest School since 2000;
                                              Member of the Investment Committee of the
                                              National Trust for Historic Preservation
                                              since 2000.


Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities, New     40 Funds        None
P.O. Box 9095                       present   York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.




MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Independent Directors* (concluded)

Andre F. Perold        Director     2002 to   George Gund Professor of Finance and          40 Funds        None
P.O. Box 9095                       present   Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the
Age: 51                                       Board, UNX, Inc. since 2003; Director,
                                              Sanlam Limited and Sanlam Life since
                                              2001; Director, Genbel Securities and
                                              Gensec Bank since 1999; Director,
                                              Stockback.com from 2002 to 2002; Trustee,
                                              Commonfund from 1989 to 2001; Director,
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director, Sanlam Investment Management
                                              from 1999 to 2001; Director, Quantec
                                              Limited from 1991 to 1999.


Roberta Cooper Ramo    Director     2002 to   Shareholder, Modrall, Sperling, Roehl,        40 Funds        None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr. Director     1996 to   Principal of STI Management since 1994,       40 Funds        None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Regular columnist with Forbes Magazine
NJ 08543-9095                                 from 1992 to 2001; Director of Rye Country
Age: 66                                       Day School since 2001.


Stephen B. Swensrud    Director     1992 to   Chairman, Fernwood Advisors (investment       41 Funds        None
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Robert C. Doll         Senior       1999 to   President of MLIM and member of the Executive Management Committee of ML&Co.,
P.O. Box 9011          Vice         present   Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
Princeton,             President              of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
NJ 08543-9011                                 Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
Age: 49                                       Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Lawrence R. Fuller     Vice         1992 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President    present   to 2000.
Princeton,
NJ 08543-9011
Age: 62


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    thereof since 1998; Assistant General Counsel of Chancellor LGT Asset
NJ 08543-9011                                 Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 24, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.